UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2015

PANERA BREAD COMPANY
(Exact name of registrant as specified in its charter)

Delaware	000-19253	04-2723701
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3630 South Geyer Road, Suite 100 St. Louis, MO		63127
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: 314-984-1000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Officers; Compensatory Arrangements of Certain Officers.

Amendment to 2005 Long-Term Incentive Program

On August 5, 2015, the board of directors (the “Board”) of Panera Bread Company (the “Company”) approved an amendment to the Company’s 2005 Long-Term Incentive Program, as amended (the “2005 LTIP”). The amendment (1) provides that the 2005 LTIP is a sub-plan under the Company’s 2015 Stock Incentive Plan (the “2015 Plan), (2) other than in the section describing the establishment of the 2005 LTIP, eliminates all references in the 2005 LTIP to the Company’s 2006 Stock Incentive Plan and replaces such references with references to the 2015 Plan, (3) specifies how the fair market value of Class A common stock of the Company (the “Class A Common Stock”) will be determined on any day that is not a trading day, (4) provides that except as provided in the 2015 Plan, no restricted stock award, stock settled appreciation right or stock option granted under the 2005 LTIP (each, a “2005 LTIP Award”) will vest earlier than the first anniversary of its date of grant and (5) provides that each participant shall pay to the Company, or make provisions satisfactory to the Company for payment of, any withholding taxes in respect of a 2005 LTIP Award, unless the Company elects to withhold in cash from such participant’s remuneration, if any, or in kind from the shares of Class A Common Stock otherwise deliverable to such participant on vesting or exercise of the applicable 2005 LTIP award, the amount required to be withheld.

The foregoing description of the amendment to the 2005 LTIP is qualified in its entirety by reference to the 2005 LTIP, as amended, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Forms of Award Agreements under 2015 Stock Incentive Plan and 2005 Long-Term Incentive Program

On August 5, 2015, the Board approved the following new forms of award agreements for use in connection with grants of awards under the 2015 Plan: (1) form of Non-Qualified Stock Option Agreement for directors attached hereto as Exhibit 10.2; (2) form of Restricted Stock Agreement attached hereto as Exhibit 10.3; and (3) form of Stock Settled Appreciation Right Agreement attached hereto as Exhibit 10.4. The Board also approved the following new forms of award agreements for use in connection with grants of awards under the 2005 LTIP: (1) form of Restricted Stock Agreement attached hereto as Exhibit 10.5; and (2) form of Stock Settled Appreciation Right Agreement attached hereto as Exhibit 10.6. Exhibits 10.2, 10.3, 10.4, 10.5 and 10.6 are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANERA BREAD COMPANY

Date:	August 10, 2015	By:	/s/ Louis DiPietro
		Name:	Louis DiPietro
		Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
10.1	2005 Long-Term Incentive Program, as amended

10.2	Form of Non-Qualified Stock Option Agreement for directors under the 2015 Stock Incentive Plan

10.3	Form of Restricted Stock Agreement under the 2015 Stock Incentive Plan

10.4	Form of Stock Settled Appreciation Right Agreement under the 2015 Stock Incentive Plan

10.5	Form of Restricted Stock Agreement under the 2005 Long-Term Incentive Program, as amended

10.6	Form of Stock Settled Appreciation Right Agreement under the 2005 Long-Term Incentive Program, as amended